ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
ACQUISITIONS AND DISPOSITIONS	ACQUISITIONS AND DISPOSITIONS
Canadian Natural Gas Pipelines
Coastal GasLink LP
In May 2020, TC Energy completed the sale of a 65 per cent equity interest in Coastal GasLink LP to third parties for net proceeds of $656 million before post-closing adjustments resulting in a pre-tax gain of $364 million ($402 million after tax). The pre-tax gain included $231 million related to the required remeasurement of the Company’s retained 35 per cent equity interest to fair value which was based on the proceeds realized for the 65 per cent equity interest, and also incorporated the reclassification from AOCI to income of the fair value of a derivative instrument used to hedge the interest rate risk associated with project-level financing for the Coastal GasLink construction. The $402 million after-tax gain also reflected the utilization of previously unrecognized tax loss benefits. The pre-tax gain was included in Net gain/(loss) on sale of assets in the Consolidated statement of income. As part of this transaction, TC Energy was contracted by Coastal GasLink LP to construct and operate the pipeline. TC Energy uses the equity method to account for its remaining 35 per cent equity interest in the Company's consolidated financial statements.
Immediately preceding the equity sale, Coastal GasLink LP drew down $1.6 billion on the secured long-term project financing credit facilities, of which approximately $1.5 billion was paid to TC Energy.
Liquids Pipelines
Northern Courier
In November 2021, TC Energy completed the sale of its remaining 15 per cent equity interest in Northern Courier to a third party for gross proceeds of approximately $35 million resulting in a pre-tax gain of $13 million ($19 million after tax). The pre-tax gain was included in Net gain/(loss) on sale of assets in the Consolidated statement of income.
Power and Energy Solutions
TransCanada Turbines Ltd.
In November 2020, TC Energy acquired the remaining 50 per cent ownership interest in TransCanada Turbines Ltd. (TC Turbines) for cash consideration of US$67 million. TC Turbines provides industrial gas turbine maintenance, parts, repair and overhaul services. The acquisition was accounted for as a business combination and the evaluation of assigned fair value of acquired assets and liabilities did not result in recognition of goodwill. TC Energy previously accounted for its 50 per cent interest in TC Turbines as an equity investment but commenced full consolidation of TC Turbines as of the date of acquisition, which did not have a material impact on Revenues and Net income of the Company. In addition, the pro forma incremental impact on the Company’s Revenues and Net income for each of the periods presented was not material.
Ontario Natural Gas-fired Power Plants
In April 2020, the Company completed the sale of the Halton Hills and Napanee power plants as well as its 50 per cent interest in Portlands Energy Centre to a subsidiary of Ontario Power Generation Inc. for net proceeds of approximately $2.8 billion before post-closing adjustments. The total pre-tax loss of $676 million ($470 million after tax) on this transaction included losses accrued during 2019 while classified as an asset held for sale and a 2021 post-close adjustment and also reflected utilization of previously unrecognized tax loss benefits. The pre-tax loss was included in Net gain/(loss)on sale of assets in the Consolidated statement of income. This loss may be amended in the future upon the settlement of existing insurance claims.